                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    March 31, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ---------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  April 4, 2016

2.      SPE I PARTNERS, LP

Item                                 Information

Name:                                SPE I Partners, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    March 31, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ---------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  April 4, 2016

3.      SPE MASTER I, LP

Item                                 Information

Name:                                SPE Master I, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    March 31, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ---------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  April 4, 2016

4.      RBS PARTNERS, L.P.

Item                                 Information

Name:                                RBS Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    March 31, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ---------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  April 4, 2016

5.      ESL INVESTMENTS, INC.

Item                                 Information

Name:                                ESL Investments, Inc.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    March 31, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:
                                     By:    /s/ Edward S. Lampert
                                            ---------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  April 4, 2016